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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            000-23265                                     94-3267443
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     (Commission file Number)                      (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
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Item 5. Other Events and Regulation FD Disclosure

     On February 25, 2002, Salix Pharmaceuticals announced that its New Drug Application for Lumenax(TM) (rifiximin) has been accepted for filing with the U.S. Food and Drug Administration.

     A copy of this press release is attached as an exhibit.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SALIX PHARMACEUTICALS, LTD.



Date: February 25, 2002                  By:  /s/   Adam C. Derbyshire
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                                              Adam C. Derbyshire
                                              Vice President and Chief Financial
                                              Officer